                                                                      Exhibit 24

                                      MMIHC
                    Midwest Medical Insurance Holding Company
                       6600 France Avenue South, Suite 245
                           Minneapolis, MN 55435-1891
             PH. (612) 922-5445 or 1-800-328-5532 FAX (612) 922-7323

                                POWER OF ATTORNEY

I, /s/ Andrew J.K. Smith, M.D., do hereby constitute and appoint David P. Bounk, my attorney in fact for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.



Dated: April 1, 1998                         /s/ Andrew J.K. Smith, M.D.
                                         ----------------------------------

                                                                      Exhibit 24

                                      MMIHC
                    Midwest Medical Insurance Holding Company
                       6600 France Avenue South, Suite 245
                           Minneapolis, MN 55435-1891
             PH. (612) 922-5445 or 1-800-328-5532 FAX (612) 922-7323

                                POWER OF ATTORNEY

I, /s/ Michael Abrams, do hereby constitute and appoint David P. Bounk, my attorney in fact for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.


Dated: April 1, 1998                             /s/ Michael Abrams
                                         ----------------------------------

                                                                      Exhibit 24

                                      MMIHC
                    Midwest Medical Insurance Holding Company
                       6600 France Avenue South, Suite 245
                           Minneapolis, MN 55435-1891
             PH. (612) 922-5445 or 1-800-328-5532 FAX (612) 922-7323

                                POWER OF ATTORNEY

I, /s/ John R. Balfanz, M.D., do hereby constitute and appoint David P. Bounk, my attorney in fact for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated: April 1, 1998                         /s/ John R. Balfanz, M.D.
                                         ----------------------------------

                                                                      Exhibit 24

                                      MMIHC
                    Midwest Medical Insurance Holding Company
                       6600 France Avenue South, Suite 245
                           Minneapolis, MN 55435-1891
             PH. (612) 922-5445 or 1-800-328-5532 FAX (612) 922-7323

                                POWER OF ATTORNEY

I, /s/ Gail P. Bender, M.D., do hereby constitute and appoint David P. Bounk, my attorney in fact for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated: April 1, 1998                          /s/ Gail P. Bender, M.D.
                                         ----------------------------------

                                                                      Exhibit 24

                                      MMIHC
                    Midwest Medical Insurance Holding Company
                       6600 France Avenue South, Suite 245
                           Minneapolis, MN 55435-1891
             PH. (612) 922-5445 or 1-800-328-5532 FAX (612) 922-7323

                                POWER OF ATTORNEY

I, /s/ James R. Bishop, M.D., do hereby constitute and appoint David P. Bounk, my attorney in fact for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated: April 1, 1998                             /s/ James R. Bishop, M.D.
                                         ----------------------------------

                                                                      Exhibit 24

                                      MMIHC
                    Midwest Medical Insurance Holding Company
                       6600 France Avenue South, Suite 245
                           Minneapolis, MN 55435-1891
             PH. (612) 922-5445 or 1-800-328-5532 FAX (612) 922-7323

                                POWER OF ATTORNEY

I, /s/ Roger L. Frerichs, M.D., do hereby constitute and appoint David P. Bounk, my attorney in fact for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.


Dated: April 1, 1998                        /s/ Roger L. Frerichs, M.D.
                                         ----------------------------------

                                                                      Exhibit 24

                                      MMIHC
                    Midwest Medical Insurance Holding Company
                       6600 France Avenue South, Suite 245
                           Minneapolis, MN 55435-1891
             PH. (612) 922-5445 or 1-800-328-5532 FAX (612) 922-7323

                                POWER OF ATTORNEY

I, /s/ G. Richard Geier, M.D., do hereby constitute and appoint David P. Bounk, my attorney in fact for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated: April 1, 1998                         /s/ G. Richard Geier, M.D.
                                         ----------------------------------

                                                                      Exhibit 24

                                      MMIHC
                    Midwest Medical Insurance Holding Company
                       6600 France Avenue South, Suite 245
                           Minneapolis, MN 55435-1891
             PH. (612) 922-5445 or 1-800-328-5532 FAX (612) 922-7323

                                POWER OF ATTORNEY

I, /s/ Anthony C. Jaspers, M.D., do hereby constitute and appoint David P. Bounk, my attorney in fact for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated: April 1, 1998                        /s/ Anthony C. Jaspers, M.D.
                                         ----------------------------------

                                                                      Exhibit 24

                                      MMIHC
                    Midwest Medical Insurance Holding Company
                       6600 France Avenue South, Suite 245
                           Minneapolis, MN 55435-1891
             PH. (612) 922-5445 or 1-800-328-5532 FAX (612) 922-7323

                                POWER OF ATTORNEY

I, /s/ Russel J. Kuzel, M.D., do hereby constitute and appoint David P. Bounk, my attorney in fact for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated: April 1, 1998                         /s/ Russel J. Kuzel, M.D.
                                         ----------------------------------

                                                                      Exhibit 24

                                      MMIHC
                    Midwest Medical Insurance Holding Company
                       6600 France Avenue South, Suite 245
                           Minneapolis, MN 55435-1891
             PH. (612) 922-5445 or 1-800-328-5532 FAX (612) 922-7323

                                POWER OF ATTORNEY

I, /s/ Wayne F. Leebaw, M.D., do hereby constitute and appoint David P. Bounk, my attorney in fact for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated: April 1, 1998                         /s/ Wayne F. Leebaw, M.D.
                                         ----------------------------------

                                                                      Exhibit 24

                                      MMIHC
                    Midwest Medical Insurance Holding Company
                       6600 France Avenue South, Suite 245
                           Minneapolis, MN 55435-1891
             PH. (612) 922-5445 or 1-800-328-5532 FAX (612) 922-7323

                                POWER OF ATTORNEY

I, /s/ Stephen A. McCue, M.D., do hereby constitute and appoint David P. Bounk, my attorney in fact for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated: April 1, 1998                         /s/ Stephen A. McCue, M.D.
                                         ----------------------------------

                                                                      Exhibit 24

                                      MMIHC
                    Midwest Medical Insurance Holding Company
                       6600 France Avenue South, Suite 245
                           Minneapolis, MN 55435-1891
             PH. (612) 922-5445 or 1-800-328-5532 FAX (612) 922-7323

                                POWER OF ATTORNEY

I, /s/ William J. McMillan, Jr., M.D., do hereby constitute and appoint David P. Bounk, my attorney in fact for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated: April 1, 1998                     /s/ William J. McMillan, Jr., M.D.
                                         ----------------------------------

                                                                      Exhibit 24

                                      MMIHC
                    Midwest Medical Insurance Holding Company
                       6600 France Avenue South, Suite 245
                           Minneapolis, MN 55435-1891
             PH. (612) 922-5445 or 1-800-328-5532 FAX (612) 922-7323

                                POWER OF ATTORNEY

I, /s/ Harold W. Miller, M.D., do hereby constitute and appoint David P. Bounk, my attorney in fact for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated: April 1, 1998                         /s/ Harold W. Miller, M.D.
                                         ----------------------------------

                                                                      Exhibit 24

                                      MMIHC
                    Midwest Medical Insurance Holding Company
                       6600 France Avenue South, Suite 245
                           Minneapolis, MN 55435-1891
             PH. (612) 922-5445 or 1-800-328-5532 FAX (612) 922-7323

                                POWER OF ATTORNEY

I, /s/ Anton S. Nesse, M.D., do hereby constitute and appoint David P. Bounk, my attorney in fact for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated: April 1, 1998                          /s/ Anton S. Nesse, M.D.
                                         ----------------------------------

                                                                      Exhibit 24

                                      MMIHC
                    Midwest Medical Insurance Holding Company
                       6600 France Avenue South, Suite 245
                           Minneapolis, MN 55435-1891
             PH. (612) 922-5445 or 1-800-328-5532 FAX (612) 922-7323

                                POWER OF ATTORNEY

I, /s/ Mark D. Odlund, M.D., do hereby constitute and appoint David P. Bounk, my attorney in fact for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated: April 1, 1998                          /s/ Mark D. Odlund, M.D.
                                         ----------------------------------

                                                                      Exhibit 24

                                      MMIHC
                    Midwest Medical Insurance Holding Company
                       6600 France Avenue South, Suite 245
                           Minneapolis, MN 55435-1891
             PH. (612) 922-5445 or 1-800-328-5532 FAX (612) 922-7323

                                POWER OF ATTORNEY

I, /s/ G. William Orr, M.D., do hereby constitute and appoint David P. Bounk, my attorney in fact for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated: April 1, 1998                          /s/ G. William Orr, M.D.
                                         ----------------------------------

                                                                      Exhibit 24

                                      MMIHC
                    Midwest Medical Insurance Holding Company
                       6600 France Avenue South, Suite 245
                           Minneapolis, MN 55435-1891
             PH. (612) 922-5445 or 1-800-328-5532 FAX (612) 922-7323

                                POWER OF ATTORNEY

I, /s/ Norman Rinderknecht, M.D., do hereby constitute and appoint David P. Bounk, my attorney in fact for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated: April 1, 1998                        /s/ Norman Rinderknecht, M.D.
                                         ----------------------------------

                                                                      Exhibit 24

                                      MMIHC
                    Midwest Medical Insurance Holding Company
                       6600 France Avenue South, Suite 245
                           Minneapolis, MN 55435-1891
             PH. (612) 922-5445 or 1-800-328-5532 FAX (612) 922-7323

                                POWER OF ATTORNEY

I, /s/ Paul S. Sanders, M.D., do hereby constitute and appoint David P. Bounk, my attorney in fact for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated: April 1, 1998                          /s/ Paul S. Sanders, M.D.
                                         ----------------------------------

                                                                      Exhibit 24

                                      MMIHC
                    Midwest Medical Insurance Holding Company
                       6600 France Avenue South, Suite 245
                           Minneapolis, MN 55435-1891
             PH. (612) 922-5445 or 1-800-328-5532 FAX (612) 922-7323

                                POWER OF ATTORNEY

I, /s/ Richard D. Schmidt, M.D., do hereby constitute and appoint David P. Bounk, my attorney in fact for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated: April 1, 1998                        /s/ Richard D. Schmidt, M.D.
                                         ----------------------------------

                                                                      Exhibit 24

                                      MMIHC
                    Midwest Medical Insurance Holding Company
                       6600 France Avenue South, Suite 245
                           Minneapolis, MN 55435-1891
             PH. (612) 922-5445 or 1-800-328-5532 FAX (612) 922-7323

                                POWER OF ATTORNEY

I, /s/ Judith F. Shank, M.D., do hereby constitute and appoint David P. Bounk, my attorney in fact for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated: April 1, 1998                         /s/ Judith F. Shank, M.D.
                                         ----------------------------------

                                                                      Exhibit 24

                                      MMIHC
                    Midwest Medical Insurance Holding Company
                       6600 France Avenue South, Suite 245
                           Minneapolis, MN 55435-1891
             PH. (612) 922-5445 or 1-800-328-5532 FAX (612) 922-7323

                                POWER OF ATTORNEY

I, /s/ G. David Spoelhof, M.D., do hereby constitute and appoint David P. Bounk, my attorney in fact for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated: April 1, 1998                        /s/ G. David Spoelhof, M.D.
                                         ----------------------------------

                                                                      Exhibit 24

                                      MMIHC
                    Midwest Medical Insurance Holding Company
                       6600 France Avenue South, Suite 245
                           Minneapolis, MN 55435-1891
             PH. (612) 922-5445 or 1-800-328-5532 FAX (612) 922-7323

                                POWER OF ATTORNEY

I, /s/ Tom D. Throckmorton, M.D., do hereby constitute and appoint David P. Bounk, my attorney in fact for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated: April 1, 1998                        /s/ Tom D. Throckmorton, M.D.
                                         ----------------------------------

                                                                      Exhibit 24

                                      MMIHC
                    Midwest Medical Insurance Holding Company
                       6600 France Avenue South, Suite 245
                           Minneapolis, MN 55435-1891
             PH. (612) 922-5445 or 1-800-328-5532 FAX (612) 922-7323

                                POWER OF ATTORNEY

I, /s/ Bruce R. Trimble, M.D., do hereby constitute and appoint David P. Bounk, my attorney in fact for the purposes of signing in my name and on my behalf as Director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.

Dated: April 1, 1998                         /s/ Bruce R. Trimble, M.D.
                                         ----------------------------------